Exhibit 21.1

SUBSIDIARIES OF URS CORPORATION

Name of Domestic Subsidiary	State of Incorporation
AMAN ENVIRONMENTAL CONSTRUCTION, INC.	California
BANSHEE CONSTRUCTION COMPANY, INC.	California
CLAY STREET PROPERTIES	California
CLEVELAND WRECKING COMPANY	California
COVERDALE & COLPITTS, INC.	New York
D&M CONSULTING ENGINEERS, INC.	Delaware
DAMES & MOORE GROUP (NY), INC.	New York
E.C. DRIVER & ASSOCIATES, INC.	Florida
EG&G DEFENSE MATERIALS, INC.	Utah
EG&G TECHNICAL SERVICES, INC.	Delaware
GEOTESTING SERVICES, INC.	California
LEAR SIEGLER LOGISTICS INTERNATIONAL, INC.	Delaware
LEAR SIEGLER SERVICES, INC.	Delaware
NATIONAL TRANSPORTATION AUTHORITY TEXAS 1, INC.	Texas
NATIONAL TRANSPORTATION AUTHORITY TEXAS 2, INC.	Texas
NATIONAL TRANSPORTATION AUTHORITY TEXAS 3, INC.	Texas
NATIONAL TRANSPORTATION AUTHORITY TEXAS 4, INC.	Texas
RADIAN ENGINEERING, INC.	New York
RADIAN INTERNATIONAL LLC	Delaware
SIGNET TESTING LABORATORIES, INC.	Delaware
URS ARCHITECTS/ENGINEERS, INC.	New Jersey
URS ARCHITECTURE — OREGON, INC.	Oregon
URS ARCHITECTURE & ENGINEERING — NEW YORK, P.C.	New York
URS CARIBE, L.L.P	Delaware
URS CARIBE — VIRGIN ISLANDS	US Virgin Islands
URS CONSTRUCTION SERVICES, INC.	Florida
URS CORPORATION	Nevada
URS CORPORATION AES	Connecticut
URS CORPORATION — MARYLAND	Maryland
URS CORPORATION — NEW YORK	New York
URS CORPORATION — NORTH CAROLINA	North Carolina
URS CORPORATION — OHIO	Ohio
URS.CORPORATION — OHIO, VIRGIN ISLANDS	US Virgin Islands
URS CORPORATION ARCHITECTURE-NC, P.C.	North Carolina
URS CORPORATION DESIGN	Ohio
URS CORPORATION GREAT LAKES	Michigan
URS CORPORATION GROUP CONSULTANTS	New York
URS CORPORATION SERVICES	Pennsylvania
URS CORPORATION SOUTHERN	California
URS DISTRICT SERVICES, P.C.	District of Columbia
URS GREINER WOODWARD-CLYDE CONSULTANTS, INC.	New York
URS GROUP, INC.	Delaware
URS HOLDINGS, INC.	Delaware
URS INTERNATIONAL, INC.	Delaware
URS OPERATING SERVICES, INC.	Delaware
URS RESOURCES, LLC	Delaware

Name of Foreign Subsidiary	Jurisdiction of Incorporation
AACM INT’L PTY LTD	Australia
AGC WOODWARD–CLYDE	Australia
BRICOLPAR	United Kingdom
BUSINESS RISK STRATEGIES PTY. LTD.	Australia
D&M CHILE LTDA.	Chile
DAMES & MOORE (BVI) LTD., TAIWAN	Taiwan
DAMES & MOORE ARGENTINA SA	Argentina
DAMES & MOORE BOLIVIA S.A.	Bolivia
DAMES & MOORE DE MEXICO S de R.L. de C.V.	Mexico
DAMES & MOORE INTERNATIONAL SRL JAPAN/VENEZUELA	Japan/Venezuela
DAMES & MOORE PTY. LTD.	Australia
DAMES & MOORE SERVICIOS DE MEXICO, S de R.L. de C.V.	Mexico
DAMES & MOORE, INC. – AZERBAIJAN	Azerbaijan
DAMES & MOORE, INC. – INDONESIA	Indonesia
DAMES & MOORE, INC. – NORWAY	Norway
DAMES & MOORE, INC. – PHILIPPINES	Philippines
DAMES & MOORE, INC. – UNITED ARAB EMIRATES	United Arab Emirates
FOOD & AGRICULTURE INTERNATIONAL LTD.	United Kingdom
FORTECH FINANCE PTY LTD.	Australia
GREINER WC D&M MALAYSIA	Malaysia
HOISTING SYSTEMS PTY. LTD.	Australia
HOLLINGSWORTH DAMES & MOORE PTY. LTD.	Australia
MURRAY NORTH INTERNATIONAL LTD.	New Zealand
MURRAY NORTH SOLOMON ISLANDS, LTD.	Solomon Islands
O’BRIEN KREITZBERG ASIA PACIFIC, LTD.	Hong Kong
O’BRIEN-KREITZBERG & ASSOCIATES LTD.	United Kingdom
PROFESSIONAL INSURANCE LIMITED	Bermuda
PT GEOBIS WOODWARD-CLYDE INDONESIA	Indonesia
PT URS INDONESIA	Indonesia
RADIAN INTERNATIONAL S.E.A. LIMITED	Thailand
RADIAN-LEBANON	Lebanon
RADIAN-TAIWAN	Taiwan
SAUDI ARABIAN DAMES & MOORE	Saudi Arabia
TC CONSULTORES LTDA.	Portugal
TCC SP.ZOO	Poland
TECNOLOGIAS Y SERVICIOS AMBIENTALES TESAM S.A.	Chile
THORBURN COLQUHOUN HOLDINGS LIMITED	United Kingdom
THORBURN COLQUHOUN INTERNATIONAL LIMITED	United Kingdom
UNITED RESEARCH SERVICES ESPANA, S.L.	Spain
URS ARCHITECTS & ENGINEERS CANADA, INC.	Canada
URS ASIA PACIFIC LIMITED	Australia
URS AUSTRALIA PTY. LTD.	Australia
URS BELGIUM BVBA	Belgium
URS CANADA, INC.	Ontario
URS CONSULTING MALAYSIA SDN. BND	Malaysia
URS CONSULTING – SHANGHAI	Shanghai
URS CONSULTING (SINGAPORE) PTE. LTD.	Singapore
URS CORPORATION LTD.	United Kingdom
URS CORPORATION LTD. – AZERBAIJAN	Azerbaijan
URS CORPORATION LIMITED (QATAR)	Qatar
URS DEUTSCHLAND GMBH	Germany
URS EUROPE LIMITED	United Kingdom
URS EG&G PTY. LTD.	Australia
URS FORESTRY PTY. LTD.	Australia
URS FRANCE SAS	France

Name of Foreign Subsidiary (Continued)	Jurisdiction of Incorporation
URS GREINER (MALAYSIA) SDN. BHD.	Malaysia
URS GREINER WOODWARD-CLYDE (MALAYSIA) SDN BHD	Malaysia
URS HOLDINGS, INC. – PANAMA	Panama
URS HOLDINGS, INC. – SHANGHAI	China
URS HONG KONG LIMITED	Hong Kong
URS INTERNATIONAL INC. – GERMANY	Germany
URS IRELAND LIMITED	Ireland
URS ITALIA S.p.A.	Italy
URS NETHERLANDS B.V.	Netherlands
URS NEW ZEALAND LTD.	New Zealand
URS NORDIC AB	Sweden
URS (PNG) LTD.	Papua New Guinea
URS PHILIPPINES, INC.	Philippines
URS STRATEGIC ISSUES MANAGEMENT PTY. LTD.	Australia
URS (THAILAND) LIMITED	Thailand
URS VERIFICATION LTD.	United Kingdom
WALK, HAYDEL ARABIA LTD.	Saudi Arabia
W-C GEO-CONSULTING SDN BHD	Malaysia